UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2026 (May 12, 2026)

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-00106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL	32804
(Address of Principal Executive Offices)	(Zip Code)

(407) 298-2000
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	LGL	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 12, 2026, The LGL Group, Inc. ("LGL Group" or the "Company") held its 2026 Annual Meeting of Stockholders (the "2026 Annual Meeting").

The following matters were submitted to a vote of the Company’s stockholders at the 2026 Annual Meeting:
(i)	the election of six (6) directors to serve until the Company’s 2027 Annual Meeting of Stockholders;
(ii)	a vote to approve the redomestication of LGL Group from Delaware to Nevada by Conversion;
(iii)	a non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers.
(iv)
a non-binding advisory vote to determine the frequency with which the Company's stockholders shall be entitled to vote on a non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers;

(v)	a vote to approve the Amended and Restated The LGL Group, Inc. 2021 Incentive Plan; and
(vi)	the ratification of the appointment of PKF O'Connor Davies, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

The six (6) proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 2, 2026 (the "Definitive Proxy Statement").

Each of the six (6) matters submitted to a vote of the Company’s stockholders at the 2026 Annual Meeting was approved by the requisite vote of the Company’s stockholders. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable.

Proposal 1 - Election of Directors: The following individuals were elected to serve as directors until the 2026 Annual Meeting or upon the election and qualification of their successors. The voting results for each of the nominees were as follows:
Nominee	For	Withheld	Broker Non-votes
Kaan Aslansan	3,960,690	61,139	1,093,864
Darlene DeRemer	3,944,874	76,955	1,093,864
Herve Francois	3,955,095	66,734	1,093,864
Marc Gabelli	3,618,387	403,442	1,093,864
Manjit Kalha	3,954,393	67,436	1,093,864
Vice Admiral Colin J. Kilrain, U.S. Navy (Ret.)	3,965,147	56,682	1,093,864

Proposal 2 - Approval of the Redomestication of LGL Group from Delaware to Nevada by Conversion: The voting results were as follows:
For	Against	Abstain	Broker Non-votes
3,493,598	500,848	27,383	1,093,864

Proposal 3 - Non-Binding Advisory Resolution to Approve Compensation of Named Executive Officers: The voting results were as follows:
For	Against	Abstain	Broker Non-votes
3,947,036	67,564	7,229	1,093,864

Proposal 4 - Non-Binding Advisory Vote to Determine Frequency With Which the Company's Stockholders Shall be Entitled to Vote on Non-Binding Advisory Resolution to Approve Compensation of Named Executive Officers: The voting results were as follows:
1 Year	2 Years	3 Years	Abstain
3,882,055	185	101,415	38,174

Proposal 5 - Approval of the Amended and Restated The LGL Group, Inc. 2021 Incentive Plan: The voting results were as follows:
For	Against	Abstain	Broker Non-votes
3,271,019	505,861	244,949	1,093,864

Proposal 6 - Ratification of the Appointment of PKF O’Connor Davies, LLP to Serve as the Company’s Independent Registered Public Accounting Firm for 2025: The voting results were as follows:
For	Against	Abstain	Broker Non-votes
5,077,358	2,013	36,322	—

Item 7.01.	Regulation FD Disclosure

On May 13, 2026, LGL Group made available a slide presentation that accompanied LGL Group's presentation at its Investor Day on May 12, 2026. These slides are available on LGL Group's investor relations website at www.lglgroup.com/investor-relations.

A copy of the presentation is furnished hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, including the exhibits hereto, shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibits	Description

99.1	The LGL Group, Inc. Investor Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LGL GROUP, INC.
(Registrant)

Date: May 14, 2026	By:	/s/ Patrick Huvane
		Name:	Patrick Huvane
		Title:	Executive Vice President - Business Development